Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jinzhao Wu, President, Chief Executive Officer and Chief Financial Officer of China Northern Medical Device, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)

the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 14, 2008

/s/ Jinzhao Wu

Jinzhao Wu

President, Chief Executive Officer and

Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to China Northern Medical Device, Inc. and will be retained by China Northern Medical Device, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.